UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 7, 2021

EAGLE BANCORP INC.
(Exact name of registrant as specified in its charter)

Maryland	0-25923	52-2061461
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
7830 Old Georgetown Road, Third Floor
Bethesda, Maryland 20814
(Address of Principal Executive Offices) (Zip Code)
(301) 986-1800
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	EGBN	The Nasdaq Capital Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company,indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(b) As discussed in the Current Report on Form 8-K filed by Eagle Bancorp, Inc. (“Eagle” or the “Company”) with the Securities and Exchange Commission (“SEC”) on October 7, 2020, the Audit Committee of Eagle’s Board of Directors (the “Audit Committee”) determined to review the selection of the Company’s independent auditor for the fiscal year beginning January 1, 2021 and issued a Request for Proposal to several independent accounting firms to conduct a competitive process to engage an independent registered public accounting firm.

As a result of this process and following careful deliberation, on January 7, 2021, the Audit Committee engaged Crowe LLP (“Crowe”) as the Company’s independent registered public accounting firm for the Company’s fiscal year beginning January 1, 2021. Dixon Hughes Goodman LLP (“DHG”), the Company’s current independent registered public accounting firm, will continue as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

In deciding to engage Crowe, the Audit Committee reviewed auditor independence and existing commercial relationships with Crowe, and concluded that Crowe has no commercial relationship with the Company that would impair its independence. During the fiscal years ended December 31, 2019 and 2020, and the subsequent interim periods through January 7, 2021, neither the Company nor anyone on its behalf has consulted with Crowe regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Crowe concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K. In facilitating the transition between DHG and Crowe, the Company has authorized DHG to respond fully to Crowe’s inquiries concerning all matters related to the periods audited by DHG, including the subject matter of the material weakness described in the Company’s Current Report on Form 8-K filed with the SEC on October 7, 2020.

Item 9.01. Exhibits.

(d) Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BANCORP INC.

Date: January 7, 2021	By:	/s/ Charles D. Levingston
Charles D. Levingston
Executive Vice President, Chief Financial Officer